Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2018
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets
BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions. Our investments in businesses net of cash acquired in 2018, 2017 and 2016 totaled $31,142 million (including debt assumed of $7,784 million and stock issued of $7,960 million), $231 million and $712 million (including debt assumed of $2 million), respectively. Our investments in businesses in 2018 primarily consisted of the acquisition of Rockwell Collins, Inc. (Rockwell Collins). Our investments in businesses in 2017 consisted of a number of small acquisitions, primarily in our commercial businesses. Our investments in businesses in 2016 consisted of the acquisition of a majority interest in an Italian heating products and services company by Carrier, the acquisition of a Japanese services company by Otis and a number of small acquisitions, primarily in our commercial businesses.
On November 26, 2018, we completed the acquisition of Rockwell Collins, a leader in aviation and high-integrity solutions for commercial and military customers as well as leading-edge avionics, flight controls, aircraft interior and data connectivity solutions. Under the terms of the merger agreement, each share of common stock, par value $0.01 per share, of Rockwell Collins issued and outstanding immediately prior to the effective time of the Merger (other than shares held by Rockwell Collins, the Company, Merger Sub or any of their respective wholly owned subsidiaries) was converted into the right to receive (1) $93.33 in cash, without interest, and (2) 0.37525 of a share of Company common stock, par value $1.00 per share, and cash in lieu of fractional shares (together, the “Merger Consideration”), less any applicable withholding taxes. The total aggregate consideration payable in the Merger was $15.5 billion in cash ($14.9 billion net of cash acquired) and 62.2 million shares of Company common stock. In addition, $7.8 billion of Rockwell Collins debt was outstanding at the time of the Merger. This equated to a total enterprise value of $30.6 billion, including the $7.8 billion of Rockwell Collins' outstanding debt.

(dollars in millions)	Amount
Cash consideration paid for Rockwell Collins outstanding common stock & equity awards[1]	$15,533
Fair value of UTC common stock issued for Rockwell Collins outstanding common stock & equity awards	7,960
Total consideration transferred	$23,493
[1]Cash consideration paid for Rockwell Collins net of cash acquired is $14.9 billion.
The cash consideration utilized for the Rockwell Collins acquisition was partially financed through the previously disclosed issuance of $11 billion aggregate principal notes on August 16, 2018 for net proceeds of $10.9 billion. For the remainder of the cash consideration, we utilized repatriated cash and cash equivalents and cash flow generated from operating activities.
Preliminary Allocation of Consideration Transferred to Net Assets Acquired:
The following amounts represent the preliminary determination of the fair value of identifiable assets acquired and liabilities assumed from the Rockwell Collins acquisition. The final determination of the fair value of certain assets and liabilities will be completed up to a one year measurement period from the date of acquisition as required by FASB ASC Topic 805, “Business Combinations”. As of December 31, 2018, the valuation studies necessary to determine the fair market value of the assets acquired and liabilities assumed are preliminary, including the validation of the underlying cash flows used to determine the fair value of the identified intangible assets. The size and breadth of the Rockwell Collins acquisition necessitates use of the one year measurement period to adequately analyze all the factors used in establishing the asset and liability fair values as of the acquisition date, including, but not limited to, intangible assets, inventory, real property, leases, deferred tax liabilities related to the unremitted earnings of foreign subsidiaries, certain reserves and the related tax impacts of any changes made. Any potential adjustments made could be material in relation to the preliminary values presented below:

(dollars in millions)
Cash and cash equivalents	$640
Accounts receivable, net	1,660
Inventory, net	1,527
Contract assets, current	302
Other assets, current	297
Future income tax benefits	41
Fixed assets, net	1,691
Intangible assets:
Customer relationships	8,320
Tradenames/trademarks	1,870
Developed technology	600
Other assets	192
Total identifiable assets acquired	17,140

Short-term borrowings	2,254
Accounts payable	378
Accrued liabilities	1,679
Contract liabilities, current	301
Long-term debt	5,530
Future pension and postretirement benefit obligation	502
Other long-term liabilities	3,465
Noncontrolling interest	6
Total liabilities acquired	14,115
Total identifiable net assets	3,025
Goodwill	20,468
Total consideration transferred	$23,493

In order to allocate the consideration transferred for Rockwell Collins, the fair values of all identifiable assets and liabilities were established. For accounting and financial reporting purposes, fair value is defined under FASB ASC Topic 820, “Fair Value Measurements and Disclosures” as the price that would be received upon sale of an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, fair value measurements for an asset assume the highest and best use of that asset by market participants. Use of different estimates and judgments could yield different results. Fair value adjustments to Rockwell Collins' identified assets and liabilities resulted in an increase in inventory and fixed assets of $282 million and $269 million, respectively. In determining the fair value of identifiable assets acquired and liabilities assumed, a review was conducted for any significant contingent assets or liabilities existing as of the acquisition date. The preliminary assessment did not note any significant contingencies related to existing legal or government action.
The fair values of the customer relationship and related program intangible assets, which include the related aerospace program OEM and aftermarket cash flows, were determined by using an “income approach." Under this approach, the net earnings attributable to the asset or liability being measured are isolated using the discounted projected net cash flows. These projected cash flows are isolated from the projected cash flows of the combined asset group over the remaining economic life of the intangible asset or liability being measured. Both the amount and the duration of the cash flows are considered from a market participant perspective. Our estimates of market participant net cash flows considered historical and projected pricing, remaining developmental effort, operational performance including company specific synergies, aftermarket retention, product life cycles, material and labor pricing, and other relevant customer, contractual and market factors. Where appropriate, the net cash flows are probability-adjusted to reflect the uncertainties associated with the underlying assumptions, as well as the risk profile of the net cash flows utilized in the valuation. The probability-adjusted future cash flows are then discounted to present value using an appropriate discount rate. The customer relationship and related program intangible assets are being amortized on a straight-line basis (which approximates the economic pattern of benefits) over the estimated economic life of the underlying programs of 10 to 20 years. The developed technology intangible asset is being amortized over the economic pattern of benefit. The fair value of the tradename intangible assets were determined utilizing the relief from royalty method which is a form of the income approach. Under this method, a royalty rate based on observed market royalties is applied to projected revenue supporting the tradename and discounted to present value using an appropriate discount rate.  The tradename intangible assets have been determined to have an indefinite life. The Intangible assets included above consist of the following:

(dollars in millions)	Estimated Fair Value	Estimated Life
Acquired customer relationships	$8,320	10-20 years
Acquired tradenames/trademarks	1,870	indefinite
Acquired developed technology	600	15 years
	$10,790
We also identified customer contractual obligations on certain programs with terms less favorable than could be realized in market transactions as of the acquisition date. We measured these liabilities under the measurement provisions of FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” which is based on the price to transfer the obligation to a market participant at the measurement date, assuming that the liability will remain outstanding in the marketplace. Based on the estimated net cash outflows of the programs plus a reasonable contracting profit margin required to transfer the contracts to market participants, we recorded assumed liabilities of approximately $970 million. These liabilities will be liquidated in accordance with the underlying pattern of obligations, as reflected by the expenses incurred on the contracts. Total consumption of the contractual obligation for the next five years is expected to be as follows: $148 million in 2019, $138 million in 2020, $130 million in 2021, $125 million in 2022, and $116 million in 2023.
Acquisition-Related Costs:
Acquisition-related costs have been expensed as incurred. In 2018 and 2017, approximately $112 million and $39 million, respectively, of transaction and integration costs have been incurred. These costs were recorded in Selling, general and administrative expenses within the Consolidated Statement of Operations. In connection with the financing of the Rockwell Collins acquisition, approximately $46 million of net interest costs (interest expense of $114 million and interest income of $68 million) have been recorded in 2018.
Supplemental Pro-Forma Data:
Rockwell Collins' results of operations have been included in UTC’s financial statements for the period subsequent to the completion of the acquisition on November 26, 2018. Rockwell Collins contributed sales of approximately $778 million and operating profit of approximately $11 million for the period from the completion of the acquisition through December 31, 2018. The following unaudited supplemental pro-forma data presents consolidated information as if the acquisition had been completed on January 1, 2017. The pro-forma results were calculated by combining the results of UTC with the stand-alone results of Rockwell Collins for the pre-acquisition periods, which were adjusted to account for certain costs which would have been incurred during this pre-acquisition period:

	Year Ended December 31,
(dollars in millions, except per share amounts; shares in millions)	2018	2017
Net sales	$74,136	$68,033
Net income attributable to common shareowners from continuing operations	$6,064	$4,662
Basic earnings per share of common stock from continuing operations	$6.82	$5.45
Diluted earnings per share of common stock from continuing operations	$6.76	$5.39
The unaudited supplemental pro-forma data above includes the following significant adjustments made to account for certain costs which would have been incurred if the acquisition had been completed on January 1, 2017, as adjusted for the applicable tax impact. As our acquisition of Rockwell Collins was completed on November 26, 2018, the pro-forma adjustments in the table below only include the required adjustments through November 26, 2018:

	Year Ended December 31,
(dollars in millions)	2018	2017
Amortization of inventory and fixed asset fair value adjustment [1]	$58	$(192)
Amortization of acquired Rockwell Collins intangible assets, net [2]	(193)	(202)
Utilization of contractual customer obligation [3]	16	116
UTC/Rockwell fees for advisory, legal, accounting services [4]	212	(212)
Interest expense incurred on acquisition financing, net [5]	(199)	(234)
Elimination of capitalized pre-production engineering amortization [6]	63	42
Adjustment to net periodic pension cost [7]	42	34
Adjustment to reflect the adoption of ASC 606 [8]	106	—
Elimination of entities held for sale [9]	(47)	(35)
Inclusion of B/E Aerospace [10]	—	(51)
	$58	$(734)

1    Reflects the amortization expense on the Rockwell Collins inventory step up which would be completed within the first two quarters of 2017 and eliminated the inventory step-up amortization recorded by UTC in 2018. Additionally, this adjustment reflects the amortization of the fixed asset fair value adjustment as of the acquisition date.
2    Reflects the additional amortization of the acquired Rockwell Collins intangible assets recognized at fair value in purchase accounting and eliminates the historical Rockwell Collins intangible asset amortization expense.
3    Reflects the additional amortization of liabilities recognized for acquired contracts with terms less favorable than could be realized in market transactions as of the acquisition date and eliminates Rockwell Collins historical amortization of these liabilities.
4    Reflects the elimination of transaction-related fees incurred by UTC and Rockwell Collins in connection with the acquisition and assumes all of the fees were incurred during the first quarter of 2017.
5    Reflects the additional interest expense incurred on debt to finance our acquisition of Rockwell Collins and reduces interest expense for the debt fair value adjustment which would have been amortized.
6    Reflects the elimination of capitalized pre-production engineering amortization to conform to UTC policy.
7    Reflects adjustments for the elimination of amortization of prior service cost and actuarial loss amortization, which was recorded by
Rockwell Collins, as a result of fair value purchase accounting, net of the impact of the revised pension and post-retirement benefit (expense) as determined under UTC’s plan assumptions.
8    Reflects adjustments to Rockwell Collins revenue recognition as if they adopted the New Revenue Standard as of January 1, 2018 and primarily relates to deferral of revenue recognized on OEM product engineering and development, partially offset by changes in timing of sales recognition for contracts requiring an over time method of revenue recognition.
9    Reflects the elimination of entities required to be sold for regulatory approvals.
10    Reflects adjustments to include the results and related adjustments for B/E Aerospace as if it had been acquired by Rockwell Collins on January 1,
2017.
The unaudited supplemental pro-forma financial information does not reflect the potential realization of cost savings relating to the integration of the two companies. Further, the pro-forma data should not be considered indicative of the results that would have occurred if the acquisition and related financing had been consummated on January 1, 2017, nor are they indicative of future results.
Dispositions. On June 21, 2018, Carrier completed its sale of Taylor Company for proceeds of $1.0 billion resulting in a pre-tax gain of $799 million ($591 million after tax).
In accordance with conditions imposed for regulatory approval of the Rockwell Collins acquisition, Rockwell Collins must dispose of certain businesses. These businesses have been held separate from UTC’s and Rockwell Collins' ongoing businesses pursuant to regulatory requirements. Definitive agreements to sell each of the businesses were entered into prior to the completion of UTC's acquisition of Rockwell Collins. The related assets and liabilities of these businesses have been accounted for as held for sale at fair value less cost to sell. As of December 31, 2018, assets of $175 million are included within Other assets, current and liabilities of $40 million are included within Accrued liabilities on the Consolidated Balance Sheet. The major classes of assets and liabilities primarily include net Inventory of $51 million and net Fixed assets of $37 million. On January 18, 2019, Rockwell Collins completed the sale of one of the businesses which was held for sale as of December 31, 2018 for approximately $20 million. The remaining two businesses are expected in 2019 and are subject to regulatory approvals and other customary closing conditions.
On November 26, 2018, the Company announced its intention to separate into three independent companies. Following the separations, the Company will operate as an aerospace company comprised of Collins Aerospace Systems and the Pratt & Whitney businesses, and Otis and Carrier are each expected to become independent companies. The proposed separations are expected to be effected through spin-offs of Otis and Carrier that are intended to be tax-free for the Company’s shareowners for U.S. federal income tax purposes, and are expected to be completed by mid-year 2020. Separation of Otis and Carrier from UTC via spin-off transactions will be subject to the satisfaction of customary conditions, including, among others, final approval by the Company’s Board of Directors, receipt of tax rulings in certain jurisdictions and/or a tax opinion from external counsel (as applicable), the filing with the Securities and Exchange Commission (SEC) and effectiveness of Form 10 registration statements, and satisfactory completion of financing.
Goodwill. Changes in our goodwill balances for the year ended in 2018 were as follows:

(dollars in millions)	Balance as of January 1, 2018	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2018
Otis	$1,737	$7	$(56)	$1,688
Carrier	10,009	194	(368)	9,835
Pratt & Whitney	1,511	58	(2)	1,567
Collins Aerospace Systems	14,650	20,468	(117)	35,001
Total Segments	27,907	20,727	(543)	48,091
Eliminations and other	3	18	—	21
Total	$27,910	$20,745	$(543)	$48,112

Collins Aerospace Systems goodwill increased $20.4 billion principally as a result of the Rockwell Collins acquisition. The goodwill results from the workforce acquired with the business as well as the significant synergies that are expected to be realized through the consolidation of manufacturing facilities and overhead functions. No amount of this goodwill is deductible for tax purposes. The goodwill acquired will be allocated to the six reporting units within the Collins Aerospace Systems segment.
The $543 million net reduction in goodwill within Foreign Currency Translation and Other includes a $151 million reduction of goodwill attributable to Carrier's sale of Taylor Company. The $18 million increase in goodwill within Eliminations and other is due to an acquisition of a digital analytics company.
Intangible Assets. Identifiable intangible assets are comprised of the following:

	2018		2017
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,164	$(1,608)	$2,178	$(1,534)
Patents and trademarks	361	(236)	399	(233)
Collaboration intangible assets	4,509	(649)	4,109	(384)
Customer relationships and other	22,525	(4,560)	13,352	(4,100)
	29,559	(7,053)	20,038	(6,251)
Unamortized:
Trademarks and other	3,918	—	2,096	—
Total	$33,477	$(7,053)	$22,134	$(6,251)

Customer relationship intangible assets include payments made to our customers to secure certain contractual rights. Such payments are capitalized when distinct rights are obtained and sufficient incremental cash flows to support the recoverability of the assets have been established. Otherwise, the applicable portion of the payments is expensed. We amortize these intangible assets based on the underlying pattern of economic benefit, which may result in an amortization method other than straight-line. In the aerospace industry, amortization based on the pattern of economic benefit generally results in lower amortization expense during the development period with amortization expense increasing as programs enter full production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method may be used. We classify amortization of such payments as a reduction of sales. The acquired intangible assets related to Rockwell Collins are primarily being amortized on a straight-line basis which approximates the pattern of economic benefit. Amortization of intangible assets was $976 million, $834 million and $778 million in 2018, 2017 and 2016, respectively. The collaboration intangible assets are amortized based upon the pattern of economic benefits as represented by the underlying cash flows. The following is the expected amortization of total intangible assets for 2019 through 2023, which reflects the pattern of expected economic benefit on certain aerospace intangible assets:

(dollars in millions)	2019	2020	2021	2022	2023
Amortization expense	$1,476	$1,438	$1,456	$1,464	$1,670